SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

March 14, 2003

THE BANK OF NEW YORK COMPANY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation)

001-06152	13-2614959

(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286

(Address of principal executive offices)	(Zip code)

212-495-1784

(Registrant’s telephone number, including area code)

ITEM 9.    Regulation FD Disclosure

Below are the certifications required by the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350.

Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Bank of New York Company, Inc. (the “Company”), hereby certifies, that the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 13, 2003	/S/ THOMAS A. RENYI

Thomas A. Renyi
Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Bank of New York Company, Inc. (the “Company”), hereby certifies, that the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 13, 2003	/S/ Bruce W. Van Saun

Bruce W. Van Saun
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 13, 2003

THE BANK OF NEW YORK COMPANY, INC. (Registrant)

By:	/S/ THOMAS J. MASTRO

	Name:	Thomas J. Mastro
	Title:	Comptroller

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